Inventories	6 Months Ended
Jun. 30, 2026
Classes of current inventories [abstract]
Inventories

Note 10	Inventories
Inventories are stated at the lower of cost and net realizable value. The cost of finished goods and work in progress comprises raw materials, direct labor, other direct costs and related production overheads (based on normal operating capacity) at standard costs. The variances between the actual costs and the standard costs are calculated monthly and allocated to the inventory, so there is no difference between actual and standard costs. Inventories exclude borrowing costs. Provisions for batches which fail to meet quality requirements and may not be sold (failed batches) are deducted from the value of inventories.

in € thousand	June 30, 2026	December 31, 2025
Raw materials	24,588	25,848
Work in progress	54,443	48,095
Finished goods	16,960	20,206
Purchased goods (third party products)	776	545
GROSS AMOUNT OF INVENTORIES BEFORE WRITE-DOWN	96,767	94,693
Less: write-down provision	(48,604)	(44,462)
INVENTORIES	48,163	50,232
As of June 30, 2026 the increase in gross amounts of inventories before write-down is primarily related to the increase in work in progress related to IXCHIQ and IXIARO, partially offset by the decrease in the finished goods.
The total write-down provision on inventory amounts to €48.6 million as of June 30, 2026 (December 31, 2025: €44.5 million).

Write-down provisions related to the inventory categories as follows:

in € thousand	June 30, 2026	December 31, 2025
Raw materials	20,167	18,855
Work in progress	23,908	21,478
Finished goods	4,473	4,089
Purchased goods (third party products)	55	40
TOTAL WRITE-DOWN PROVISION	48,604	44,462
As at June 30, 2026, €17.2 million in write-down provisions were attributable to raw-material related to the VLA2001 COVID vaccine (December 31, 2025: €17.2 million).
As at June 30, 2026, the remaining write-down provision in raw materials and work in progress of €26.9 million is based on factors including sales volumes and market demand related to IXIARO, DUKORAL and IXCHIQ vaccines (December 31, 2025: €23.2 million).
As at June 30, 2026 the write down provision for finished goods for IXIARO, DUKORAL and IXCHIQ vaccines based on sales expectations and shelf life of the products amounted to €4.5 million (December 31, 2025: €4.1 million).
The provision for third-party products increased marginally.
IXCHIQ
The increase in the inventory write-down as of June 30, 2026 primarily relates to IXCHIQ. In 2025 the termination of the license agreement with Serum Institute of India (SII) led to a reassessment of the inventory consumption. Furthermore the suspension of the license in the United States during 2025 resulted in lower sales and reduced expected short-term demand. Accordingly, the Group recorded a write-down based on revised forecast market demand and sales expectations, taking into account the volume of work in progress, estimated dose yield, current shelf life, potential shelf-life extension by 12 months through the freezing process, expected orders from Butantan and other partners, and forecast sales over the next five years. Decreased revenue expectations led to a further write-down in the six months ended June 30, 2026. Any further write-downs relating to IXCHIQ will depend on future forecast developments and market conditions.

IXCHIQ related inventory only
in € thousand	June 30, 2026	December 31, 2025
Raw materials	3,052	3,392
Work in progress	26,412	23,351
Finished goods	4,596	3,558
Purchased goods (third party products)	—	—
GROSS AMOUNT OF INVENTORIES BEFORE WRITE-DOWN	34,060	30,301
Less: write-down provision	(28,591)	(21,557)
INVENTORIES IXCHIQ	5,468	8,744